UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2012

LSI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of stockholders on May 9, 2012, our stockholders approved our amended 2003 Equity Incentive Plan.  Under that plan, we can award stock options, stock appreciation rights, restricted stock and restricted stock units to employees and directors of the company.  The principal changes to the plan were:

•
Making a total of 25 million shares available for new awards under the plan after the amended plan was approved by stockholders.  Of that amount, 15 million shares were available for grants of restricted stock and restricted stock units.

•	Extending the period during which incentive stock options can be granted to February 9, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 9, 2012.  At the meeting, our stockholders:

•	Elected nine directors to serve for the ensuing year and until their successors are elected.
•	Ratified the audit committee’s selection of our independent auditors for 2012.
•	Approved, in an advisory vote, our executive compensation.
•	Approved our amended 2003 Equity Incentive Plan.

The results of the voting for directors were as follows:

	For	Against	Abstain	Broker Non-Votes

Charles A. Haggerty	360,781,366	32,074,552	354,189	78,920,019
Richard S. Hill	384,790,417	8,067,354	352,336	78,920,019
John H.F. Miner	364,562,841	28,301,303	345,963	78,920,019
Arun Netravali	364,398,189	28,443,124	368,794	78,920,019
Charles C. Pope	391,459,572	1,361,281	389,254	78,920,019
Gregorio Reyes	385,536,958	7,281,407	391,742	78,920,019
Michael G. Strachan	391,165,687	1,665,848	378,572	78,920,019
Abhijit Y. Talwalkar	391,435,974	1,431,107	343,026	78,920,019
Susan M. Whitney	364,562,118	28,299,642	348,347	78,920,019

The vote on the ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent auditors for 2012 was:

For	Against	Abstain

459,638,195	11,660,227	831,704

The vote on the advisory proposal to approve our executive compensation was:

For	Against	Abstain	Broker Non-Votes

320,800,417	65,833,980	6,575,710	78,920,019

The vote on the approval of our amended 2003 Equity Incentive Plan was:

For	Against	Abstain	Broker Non-Votes

335,060,764	52,535,600	5,613,743	78,920,019

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	LSI Corporation 2003 Equity Incentive Plan
10.2	2003 Equity Incentive Plan Form of Notice of Grant of Stock Option for Employees
10.3	2003 Equity Incentive Plan Form of Nonqualified Stock Option Agreement for Employees
10.4	2003 Equity Incentive Plan Form of Notice of Grant of Stock Option for Non-Employee Directors
10.5	2003 Equity Incentive Plan Form of Nonqualified Stock Option Agreement for Non-Employee Directors
10.6	2003 Equity Incentive Plan Form of Notice of Grant of Restricted Stock Units for Employees
10.7	2003 Equity Incentive Plan Form of Restricted Stock Unit Agreement for Employees
10.8	2003 Equity Incentive Plan Form of Notice of Grant of Restricted Stock Units for Non-Employee Directors
10.9	2003 Equity Incentive Plan Form of Restricted Stock Unit Agreement for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION

By:	/s/ Bryon Look
Bryon Look Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: May 14, 2012